UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 West Loop South, Suite 1500
Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2009, Cornell Companies, Inc. (the “Company”) amended its 2006 Equity Incentive Plan (the “Plan”).  The amendment, which became effective upon the approval of the Company’s stockholders thereof, amends the Plan to, among other things, (a) increase the number of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company that may be issued under the Plan by an additional 865,000 shares, to an aggregate of 2,265,000 shares, and provide that, for purposes of computing how many shares of Common Stock remain available for awards under the Plan, each share of Common Stock that is granted in an award under the Plan after June 18, 2009, in a form other than an option or a stock appreciation right (a “Full-Value Award”) will be counted against that 2,265,000 share limit as 1.6 shares (prior to the amendment, the shares of Common Stock granted under a Full-Value Award were counted against the share limit as 2 shares for each share awarded), (b) add provisions to the Plan that allow the award of cash incentive awards that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, including the performance goals that may be applicable to the cash incentive awards, and (c) revise the name of the Plan to “Cornell Companies, Inc. 2006 Incentive Plan”.    In addition, the shareholders of the Company reapproved the material terms of the performance criteria that may apply to performance-based awards previously authorized to be granted under the Plan.

The Plan is designed to provide employees of the Company, including the Company’s principal executive officer, principal financial officer and other executive officers, with additional incentives to promote the success of the Company’s business.  Annually, the Compensation Committee of the Company, in its discretion, may award time-based and performance-based awards in the form of stock options, restricted shares, other stock based awards and cash incentive awards to executive officers of the Company in accordance with the Plan.  See the Grants of Plan-Based Awards table in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2009 (the “Proxy Statement”), which is hereby incorporated by reference into this Form 8-K, for information concerning the awards granted to certain of the Company’s executive officers in 2008 and the Proxy Statement in general for information concerning other material terms and conditions of the Plan.

Item 9.01               Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Cornell Companies, Inc. 2006 Incentive Plan, as amended and restated (incorporated by reference to the Company’s Proxy Statement on Schedule 14A filed April 28, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: July 17, 2009

	By:	/s/ Cathryn L. Porter
Cathryn L. Porter
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cornell Companies, Inc. 2006 Incentive Plan, as amended and restated (incorporated by reference to the Company’s Proxy Statement on Schedule 14A filed April 28, 2009).